Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
 (Each a series of Miller/Howard Funds Trust)

Supplement dated May 13, 2019 to the Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2019, as amended

Effective July 31, 2019, Dana Troxell will resign from his position as President of Miller/Howard Investments, Inc. (“Miller/Howard”) the parent of MHI Funds, LLC, the investment adviser to the Miller/Howard Funds Trust (the “Trust”). Mr. Troxell had no role in the investment decision-making or portfolio management of the Miller/Howard Income-Equity Fund or Miller/Howard Drill Bit to Burner Tip® Fund. Effective August 1, Luan Jenifer, COO and Head of ESG, will assume the role of President of Miller/Howard. Ms. Jenifer joined Miller/Howard in 2002, has held various leadership roles and played an instrumental role in building Miller/Howard’s distinctive ESG engagement and research processes

This supplement should be retained with your Prospectus and SAI for future reference.